            DEAN WITTER SELECT DIMENSIONS VARIABLE ANNUITY
                  Hartford Life Insurance Company

                 Supplement Dated December 31, 1996
       to the Dean Witter Select Dimensions Variable Annuity
                Prospectus Dated May 1, 1996

The second paragraph on page 1 should read as follows:

    There are currently thirteen Sub-Accounts available under the Contract. The underlying investment portfolios ("Portfolios") of the Dean
    Witter Select Dimensions Investment Series for the Sub-Accounts are the Money Market Portfolio, the North American Government
    Securities Portfolio, the Diversified Income Portfolio, the
    Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the
    Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio.

The table entitled "Annual Operating Expenses" on page 4 should contain the following information:

                                                                    Total Fund
                                   Management           Other       Operating
                                      Fees             Expenses      Expenses
                                   ----------          --------      --------
    The Mid-Cap Growth Portfolio*    0.750%             0.060%        0.810%

    *The Mid-Cap Growth Portfolio did not commence operations prior to December 31, 1996. The Investment Manager has undertaken to assume all expenses of the Mid-Cap Growth Portfolio and waive the compensation provided for that Portfolio in its Management Agreement with the Fund until such time as the Portfolio has $50 million of net assets or until six months from the date of the Portfolio's commencement of operations, whichever occurs first.

The Example on page 5 should contain the following information:


                 If you surrender your contract          If you annuitize at the end           If you do not surrender your
                 at the end of the applicable time       of the applicable time period:        contract: You would pay the
                 period: You would pay the following     You would pay the following expenses  following expenses on a
                 expenses on a $1,000 investment,        on a $1,000 investment assuming       $1,000 investment, assuming
                 assuming a 5% annual return on assets:  a 5% annual return on assets:         a 5% annual return on assets:


Sub-Account      1       3        5         10           1       3      5        10            1        3        5      10
----------      yr.     yrs.     yrs.      yrs.         yr.     yrs.   yrs.     yrs.           yr.     yrs.     yrs.    yrs.
               ----    -----    -----     -----        ----    -----  -----    -----          ----    -----    -----   -----

The Money
Market          $83     $122     $164     $265          $23     $71    $123     $264           $23     $72      $124    $265
Portfolio




The North       101      174      248      425           40      123    207      424            41     124      208      425
American Gov't
Securities
Portfolio

The Diversified  89      138      190      317           28       87    149      316            29      88      150      317
Income Portfolio

The Balanced     89      140      193      323           29       89    152      322            29      90      153      323
Portfolio

The Utilities    90      141      195      327           29       90    154      326            30      91      155      327
Portfolio

The Dividend     84      123      165      267           23       72    124      266            24      73      125      267
Growth Portfolio

The Value-Added  90      142      197      330           29       91    156      329            30      92      157      330
Market Portfolio

The Core Equity 101      174      248      425           40      123    207      424            41     124      208      425
Portfolio

The American     85      127      171      280           24       76    131      279            25      77      131      280
Value Portfolio

The Mid-Cap      83      122      164      265           23       71    123      264            23      72      124      265
Growth Portfolio

The Global       92      149      208      352           32       98    167      351            32      99      168      352
Equity
Portfolio

The Developing   88      136      186      308           27      85     145      307            28      86      146      308
Growth Portfolio

The Emerging    101      174      248      425           40      123    207      424            41     124      208      425
Markets
Portfolio




The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and Funds. Premium taxes may also be applicable.

This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

The paragraph entitled "What Types of Investments Are Available Under the Contract" on page 7 should read as follows:

    The underlying investments for the Contract are shares of the Dean Witter Select Dimensions Investment Series, an open-end diversified series investment company with multiple portfolios ("Portfolio") as follows: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the
    Developing Growth Portfolio, and the Emerging Markets

    Portfolio and such other Portfolios as shall be offered from time to time, and the Fixed Account, or a combination of the Portfolios and the Fixed Account. (See "The Portfolios" commencing on page 11 and "The Fixed Account" commencing on page 10.)

The paragraph entitled "American Value Portfolio" under the section entitled "The Portfolios" on page 11 should be replaced with the following:

    AMERICAN VALUE PORTFOLIO

    Seeks long-term capital growth consistent with an effort to reduce volatility, by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

The section entitled "The Portfolios" on page 11 should contain the following additional paragraph:

    MID-CAP GROWTH PORTFOLIO

    Seeks long-term capital growth by investing primarily in equity securities of "mid-cap" companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion).







HV-2092

33-80738